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                                                                   Exhibit 10.06

                           Dynamic International, Ltd.
                                58 Second Avenue
                            Brooklyn, New York 11215



                                                                  April 10, 1997




Dear Mr. Grossman:

         This is to memorialize our mutual understanding with respect to the matters set forth herein.

                  1. In consideration for your best efforts to make the Company profitable, the Company agrees to issue to you shares of the Company's Common Stock (the "Common Stock"), as follows:

                           a. If during the fiscal year ending April 30, 1998 ("Fiscal 1998"), the Company's Earnings Before Taxes shall be $500,000, the Company will issue to you 400,000 shares of Common Stock;

                           b. If during the fiscal year ending April 30, 1999, the Company's Earnings Before Taxes shall be $1,000,000, the Company will issue to you 600,000 shares of Common Stock, provided, that in the event that the Company shall not have achieved Earnings Before Taxes for Fiscal 1998 as set forth in subsection (a) hereof and the cumulative Earnings Before Taxes for the two years ending April 30, 1999, shall be no less than $1,500,000, the Company will issue to you an aggregate of 1,000,000 shares of Common Stock; and

                           c. If during the fiscal year ending April 30, 2000 the Company's Earnings Before Taxes shall be $1,500,000, the Company will issue to you 1,000,000 shares of Common Stock, provided, that in the event that the Company shall have achieved Earnings Before Taxes for the three years ending April 30, 2000 that are no less than $2,000,000, the Company will issue to you an aggregate of 1,400,000 shares of Common Stock, provided further, that in the event that the Company shall have achieved Earnings Before Taxes for the three years ending April 30, 2000 that are no less than $3,000,000, the Company will issue to you an aggregate of 2,000,000 shares of Common Stock.

In no event shall the total number of shares of Common Stock to be issued to you hereunder exceed 2,000,000.
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Earnings Before Taxes shall mean the pre-tax income of the Company on a consolidated basis for any fiscal year as determined by the independent accountants for the Company. The determination of the Company's independent accountants as to Earnings Before Taxes shall be conclusive and binding.

                  2. Any stock issuances hereunder shall be made within ten business days of the submission by the Company's independent accountants of their signed report relating to the applicable fiscal year.

                  3. Numbers of shares of Common Stock set forth herein assume the completion of a contemplated one for five reverse stock split of the Company's issued and outstanding Common Stock.

                  4. You hereby absolutely and unconditionally warrant and represent, and at the time of each issuance hereunder, will confirm that:

                           a. you are acquiring the Common Stock hereunder only for your own account, for investment, and without a view to the distribution thereof.

                           b. you understand that you may sell or otherwise transfer the Common Stock only if such transaction is duly registered under the Securities Act of 1933, as amended (the "Act"), or if you shall have received the favorable opinion of counsel to the Company to the effect that such sale or other transfer may be made in the absence of registration under the Act;

                           c. you acknowledge that the certificates representing the Common Stock will be legended to reflect these restrictions, and stop transfer instructions will apply; and

                           d. you realize that the Common Stock is not a liquid investment, and that you may lose the entire investment as a result of your receipt of the Common Stock.

                  5. The Company will until April 30, 2001, afford you the right to add the Common Stock to be issued hereunder to any registration statement filed by the Company, without expense or cost to you.
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         To indicate your agreement to the foregoing, please countersign a copy of this letter and return it to the Company.


                                                 Very truly yours,

                                                 Dynamic International, Ltd.


                                                 By: ________________________



Agreed this ___ day of April 1997:


___________________________________
Marton Grossman